UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 14, 2022

Trans Global Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	033-20966	88-0298190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rm2701, Block A, Zhantao Technology Bldg, Minzhi Street

Guangdong Province 518000, China

(Address of principal executive offices (zip code))

(86)138 2338 3535

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common stock

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TGGI	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

JUMPSTART OUR BUSINESS STARTUPS ACT

The Company qualifies as an “emerging growth company” as defined in Section 101 of the Jumpstart our Business Startups Act (the “JOBS Act”) as we do not have more than $1,070,000,000 in annual gross revenue and did not have such amount as of December 31, 2021 our last fiscal year. We are electing to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act.

We may lose our status as an emerging growth company on the last day of our fiscal year during which (i) our annual gross revenue exceeds $2,000,000,000 or (ii) we issue more than $2,000,000,000 in non-convertible debt in a three-year period. We will lose our status as an emerging growth company if at any time we are deemed to be a large accelerated filer. We will lose our status as an emerging growth company on the last day of our fiscal year following the fifth anniversary of the date of the first sale of common equity securities pursuant to an effective registration statement.

As an emerging growth company, we are exempt from Section 404(b) of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) and Section 14A(a) and (b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such sections are provided below:

Section 404(b) of the Sarbanes-Oxley Act requires a public company’s auditor to attest to, and report on, management’s assessment of its internal controls.

Sections 14A(a) and (b) of the Exchange Act, implemented by Section 951 of the Dodd-Frank Act, require companies to hold shareholder advisory votes on executive compensation and golden parachute compensation.

As long as we qualify as an emerging growth company, we will not be required to comply with the requirements of Section 404(b) of the Sarbanes-Oxley Act and Section 14A(a) and (b) of the Exchange Act.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K or Form 8-K and other reports filed by us from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect the current view of our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the U.S. federal securities laws, we do not intend to update any of the forward-looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

Item 1.01 Entry into Material Definitive Agreement

On October 11, 2022, Trans Global Group Inc.’s (“TGGI”) wholly-owned subsidiary, Shenzhen Zui Xian Gui Brewery Technology Limited (“ZXGSZ” or the “Company”) entered into an investment agreement (the “Agreement”) with Guangzhou Jinxin Technology Service Limited (“GJTS”), a PRC company, the major shareholder of Bi Xuan You Pin (Guangzhou) Limited (“BXYP”). BXYP is a PRC business company, which is 70% owned by GJTXS. Under the Agreement, thirty-four percent (34%) of the ownership interest of BXYP was purchased by the Company by the total amount of RMB 88,888.00 from GJTS.

Immediately after completion of such share purchase, the Company will have a 34% ownership interest of the total equity of BXYP, with authorized total share capital of RMB 50,000,000.

Consequently, after completion, the Company has the right to assign one or two persons to BXYP to serve as the directors, financial or management officer, to promote the corporate governance, and to participate in the operation and management. The Company shall bear the same proportion of the monthly expenses of BXYP according to the proportion of equity it holds.

Performance betting and share reward

As of March 31, 2023, if BXYP dealer team achieves the revenue performance up to RMB 500 million which is according to BXYP's 2023 financial statements, TGGI will reward the dealer team its common stock equal to RMB 50 million market capitalization (calculated according to the market value on the day of issuance). If the target revenue performance is not reached, the corresponding shares will also be rewarded according to the actual revenue performance.

Valuation and reorganization

The Company and TGGI will send teams to cooperate with BXYP’s financial audit work and conduct a comprehensive market value evaluation of BXYP’s e-commerce platform. After the valuation and audit, the Company and TGGI will consider to wholly acquire all the equity of BXYP for the reorganization through capital or stocks.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
1.1	Investment agreement (English translation version)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trans Global Group Inc..

Date: October 14, 2022	/s/ Chen Ren
	By:	Chen Ren, Chief Executive Officer

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